THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 24
(VCA 24)
The Medley Program
Supplement to Prospectus Dated May 1, 2024
Supplement dated October 11, 2024
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call
1-855-756-4738.
We are issuing this supplement to update, effective immediately, the current expenses associated with the
PSF Global Portfolio – Class
 I
.
PROSPECTUS CHANGES
In the section entitled “Appendix A: Portfolios Available Under the Contract”—in the appendix called “
Portfolios currently available for investment through the VCA 24 Contract
”—the row containing information for
PSF Global Portfolio – Class
 I
is hereby replaced with the following (
all other information in the appendix remains unchanged
):

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of 12/31/2023) (Class I)
			1 year	5 year	10 year

Long-term growth of capital.	PSF Global Portfolio* • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; William Blair Investment Management, LLC; LSV Asset Management; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.	0.78%	19.59%	11.64%	8.28%
*
This Portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this Portfolio’s annual expenses reflect temporary expense reductions. See the Portfolio prospectus for additional information.
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
 2024-PROSUPP-2-MEDLEY